                                                                  Exhibit 31(b)
                                  CERTIFICATION

I, Alex Budzinsky, Executive Vice President and Chief Financial Officer of
Decorize, Inc., certify that:

     1.  I have reviewed this report on Form 10-KSB of Decorize, Inc.;

     2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3.  Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report; and

     4.  The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the
         registrant and have:

                  (a) designed such disclosure controls and procedures to ensure that material information relating to the registrant,
                  including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the
                  period in which this report is being prepared;

                  (b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

                  (c) presented in this report our conclusions about the
                  effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5.  The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                  (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the
                  registrant's ability to record, process, summarize and report financial data and have identified for the registrant's
                  auditors any material weaknesses in internal controls; and

                  (b) any fraud, whether or not material, that involves
                  management or other employees who have a significant role in the registrant's internal controls; and

Date: September 26, 2003

/s/ Alex Budinsky
-----------------------------------------
Alex Budzinsky
Executive Vice President and
Chief Financial Officer
(principal financial officer)